SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma (State or other jurisdiction of incorporation)	001-34171 (Commission File Number)	20-0180812 (I.R.S. Employer Identification No.)

210 Park Avenue, Suite 1350 Oklahoma City, Oklahoma 73102 (Address of principal executive offices)	73102 (Zip Code)
Registrant’s telephone number, including area code: (405) 601-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously reported on Form 8-K filed with the U.S. Securities and Exchange Commission on August 26, 2009, on August 19, 2009, we at Graymark Healthcare, Inc. caused our subsidiary, SDC Holdings, LLC (“SDC”), to execute a Stock Sale Agreement with AvastraUSA, INC. (“Seller”) and Avastra Sleep Centres Limited providing for the purchase of the outstanding stock of somniTech, Inc. and somniCare, Inc. (the “Somni Stock”) and Avastra Eastern Sleep Centers, Inc. (the “Eastern Stock”). On August 23, 2009, the First Amendment to Stock Sale Agreement was executed, which amended the earlier executed Stock Sale Agreement (collectively, the “Purchase Agreement”). SDC’s obligation to purchase the Somni Stock did not become binding until 5:00 p.m. CDT on August 23, 2009.
On September 15, 2009, the Second Amendment to Stock Sale Agreement, which amended the earlier executed Purchase Agreement and the terms of SDC’s purchase of the Eastern Stock, was executed and we completed the purchase of the Eastern Stock. SDC purchased the Eastern Stock for the following (collectively the “Eastern Purchase Price”):
•	SDC’s assumption of the earnout obligations and liabilities of Avastra Sleep Centres Limited under the Asset Purchase Agreement dated October 10, 2007 as they become due;

•	the payment of $1,156,000 (in accordance with the directions of Seller) to the Seller; and

•	the delivery to Avastra Sleep Centres Limited (at the direction of Seller) 652,795 shares of our common stock having an aggregate value of $1,344,000.
The common stock shares issued for the Eastern Stock may not be transferred for a period of 12 months ending September 14, 2010 and for the following 12 months 25% of those shares may be transferred in each three-month period. Furthermore, for so long as Avastra Sleep Centres Limited owns 100,000 or more common stock shares, a representative of Seller may serve as an advisory (non-voting) member of our board of directors; provided, however, that Seller’s designated representative must be acceptable to our Chairman of the Board. Seller’s representative while serving as an advisory (non-voting) member of our Board of Directors is entitled to receive all notices of and written consents in lieu of meetings and may attend all meetings of directors. We agreed to pay up to $5,000 per meeting of the fees, costs and expenses associated with the Advisory Director’s attendance at all meetings of directors, including, but not limited to, roundtrip commercial first class airfare, accommodations at a hotel of such Advisory Director’s reasonable choosing and reimbursement for any meals and other transportation expenses reasonably incurred by the Advisory Director in connection with his or her attendance at such meetings of directors.
The Eastern Purchase Price was based on certain assumptions (collectively, the “Assumptions”). If any of the Assumptions are proven to be inaccurate, SDC will have a claim, for the damages actually incurred by SDC solely as follows:
•	against Seller for an 18-month period following September 14, 2009 limited to $3,000,000; and

•	against Avastra Sleep Centres Limited until September 14, 2010 and solely to the extent of the 652,795 common stock shares and their “market value” delivered to Avastra Sleep Centres Limited. Furthermore, after September 14, 2014, a claim may be brought for an Assumption being proven to be inaccurate against Avastra Sleep Centres Limited for an additional six-month period, but only to
•	(i) the 489,596 common stock shares and their “market value” during the three-month period ending December 13, 2010,

•	(ii) the 326,398 common stock shares and their “market value” during the three-month period ending March 13, 2011, and
•	(iii) 163,199 common stock shares and their “market value” during the three-month period ending June 13, 2011.
For this purpose, “market value” of the common stock shares will be based upon the average closing sale price of our common stock shares for the 20 trading days ending on the last trading day prior to the day of payment of SDC’s claim against Avastra Sleep Centres Limited by delivery of common stock shares.
The Assumptions are the following:
•	Authorization. The execution and the consummation of the transactions contemplated by the Purchase Agreement were duly authorized by Seller and Avastra Sleep Centres Limited and do not violate any applicable law.

•	Authority. Avastra Eastern Sleep Centers, Inc. (the “Eastern Entity”) has all necessary power and authority to own, operate or lease the assets now owned, operated or leased by it and to carry on the its business as it has been and is currently conducted.

•	Subsidiaries. There are no corporations, partnerships, joint ventures, associations or other entities in which the Eastern Entity owns, of record or beneficially, any equity interests.

•	Capital Stock. Seller owns all of the issued and outstanding capital stock of the Eastern Entity free and clear of all liens and encumbrances (exclusive of any restrictions under applicable federal or state securities laws or under the Eastern Entity’s certificate of incorporation or bylaws).

•	Minute Books. The minute book of the Eastern Entity contains accurate records of all meetings and accurately reflects all other actions taken by the holders of capital stock of the Eastern Entity and the board of directors of the Eastern Entity. Complete and accurate copies of all minute books have been delivered by Seller to SDC for review.

•	Financial Information; Books and Records. Seller (i) has delivered to SDC true and complete copies of the unaudited consolidated balance sheet of Seller for each of the two fiscal years ended June 30, 2008 and 2009, and the related unaudited statements of income of Seller, accompanied by the reports thereon of Seller’s accountants (collectively referred to herein as the “Financial Statements”), and (ii) has delivered to Buyer true and complete copies of the unaudited balance sheet of each of the Eastern Entity for the fiscal years ended June 30, 2009 (the “2009 Balance Sheet”) and 2008 and the related statements of income for the period then ending (such unaudited balance sheets and statements of income, collectively the “Eastern Financial Statements”). The Financial Statements and the Eastern Financial Statements (i) were prepared in accordance with the books of account and other financial records of Seller and each of the Eastern Entity, (ii) are complete and accurate in all material respects, (iii) present fairly the financial condition and results of operations of Seller and the Eastern Entity as of the dates thereof or for the periods covered thereby, (iv) were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) on a basis consistent with the past practices of Seller and each of the Eastern Entity (with the exception that the Eastern Financial Statements lack certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP) and (v) include all adjustments (consisting only of normal recurring accruals) that are necessary to present fairly in all material respects the financial condition of

Seller and the Eastern Entity and the results of the operations of Seller and the Eastern Entity as of the dates thereof or for the periods covered thereby.
•	Absence of Undisclosed Liabilities. The Eastern Entity has not incurred any liabilities, other than liabilities (i) as are reflected or reserved against in the Eastern Financial Statements (or the notes thereto), (ii) incurred in the ordinary course of business consistent with past practices since July 1, 2009, or (iii) that would not be required to be disclosed in financial statements if audited statements were prepared in accordance with U.S. GAAP.

•	Cash Balances. The cash available in the bank accounts of the Eastern Entity as of September 14, 2009 is substantially the same as reflected in the 2009 Balance Sheet, subject to changes for deposits and payments in the ordinary course of business.

•	Asset Information. All fixed assets on the 2009 Balance Sheet represent identifiable assets of the Eastern Entity.

•	Accounting Policies. Since July 1, 2007, there have been no changes in accounting policy, method or estimates that impacted the recorded revenue of the Eastern Entity in fiscal year 2008 or 2009.

•	Accounts Receivable. Accounts receivable reflected in the Eastern Financial Statements and those arising after June 30, 2009
•	represent actual good and collectable claims for services provided and were billed in compliance with all applicable laws;

•	were billed in material compliance with all third party requirements;

•	are collectable at a rate of at least 75% of their net value thereof; and

•	as of September 14, 2009, the net value of all the accounts receivable of the Eastern Entity are substantially the same as the amounts reflected in the Eastern Financial Statements, subject to changes in the ordinary course of business.
•	Compliance with Laws. The Eastern Entity has conducted its business in material compliance with all applicable laws.

•	Taxes. Each of the Eastern Entity and Seller has filed all tax returns that it was required to file under applicable laws and will file all income tax returns and pay all income taxes related to the fiscal year ending June 30, 2009 and the stub period ending September 14, 2009. All tax returns were or upon filing will be, correct and complete in all material respects and have been or will be prepared in compliance with all applicable laws. The Eastern Entity has not ever been a party to any tax allocation or sharing agreement.

•	Title and Sufficiency of Assets. The Eastern Entity has good and marketable title to, or, in the case of leased or subleased assets, valid and subsisting leasehold interests in, all its assets, free and clear of all liens and encumbrances. The Eastern Entity owns or otherwise has the right to use all the properties, assets and rights used in the conduct of its business as presently conducted.

•	Litigation. There are no lawsuits, arbitrations or similar proceedings pending by or against the Eastern Entity nor has Seller or the Eastern Entity sent or received written correspondence threatening such lawsuits, arbitrations or similar proceedings.

•	Contracts. Seller has provided SDC with true, accurate and complete copies (either in hard copy or electronic copy form) of each material contract or agreement (including all real estate leases) to which the Eastern Entity is a party. The Eastern Entity is not in breach of, or default under, any of those contracts or agreements.

•	Acquisition Documentation. Seller has provided Buyer with true, accurate and correct copies of all correspondence and documentation related to the transactions pursuant to which of the Eastern Entity acquired its business and/or Seller obtained ownership of the Eastern Stock.

•	Ordinary Course. Since July 1, 2009, the Eastern Entity has operated only in the ordinary course of business consistent with past practice.

•	Effect of Transaction. In connection with the sale and acquisition of the Eastern Stock, the Eastern Entity will not suffer a material adverse effect resulting from a change in control provision under any contract or agreement to which it is a party.

•	Directed Payments. All payments and all obligations assumed by SDC are in consideration of the acquisition of the Somni Stock and the Eastern Stock from Seller. Any payments to Avastra Sleep Centers Limited by SDC or obligations of Avastra Sleep Centers Limited assumed by SDC are being paid to Avastra Sleep Centres Limited or assumed by SDC, as the case may be, for the benefit of Seller and at Seller’s direction in partial payment of the outstanding principal balance of existing debt obligations of Seller owed to Avastra Sleep Centres Limited (the “Debt Obligations”). The gross amount of stated interest payable with respect to the Debt Obligations on September 14, 2009, calculated in accordance with United States Treasury Regulation 1.1441-3(b)(1) is $3,423,730. Avastra Sleep Centres Limited does not carry on business in the United States through a “permanent establishment” as that term is defined in Article 5 of the Convention Between the Government of the United States of America and the Government of Australia for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion With Respect to Taxes on Income, dated August 6, 1982.
     Furthermore, on September 10, 2009 (with an effective date of September 14, 2009), SDC entered into the Settlement Agreement and Release with Daniel I. Rifkin, M.D. (“Rifkin”), Daniel I. Rifkin, M.D., P.C. D/B/A Sleep Medicien Centers of Western New York (the “Rifkin PC”), and Sleep Medicine Centers of Florida, LLC (“SMCF” and together with the Rifkin and Rifkin PC, “Releasors”), in payment and settlement of certain obligations existing under the Asset Purchase Agreement dated October 10, 2007 by and among Avastra Sleep Centres Limited, Avastra Eastern Sleep Centers, Inc. and the Releasors, as amended by the First Amendment to October 10, 2007 Asset Purchase Agreement dated May 2, 2008 (together, the “Asset Purchase Agreement”). Dr. Rifkin held a security interest in the accounts receivable of Eastern in accordance with the Asset Purchase Agreement and was entitled to receive payments under the earnout terms of the Asset Purchase Agreement.
Pursuant to the Settlement Agreement and Release, we issued 100,000 of our common stock shares and paid $2,000,000 to Dr. Rifkin (collectively, the “Liquidated Payment”). As partial consideration for the Liquidated Payment, Releasors assign to the Eastern Entity all of their right, title and interest in and to the accounts receivable generated from the sleep diagnostic testing and other operations of Releasors prior to September 14, 2009. If before March 15, 2010

•	the Eastern Entity terminates its Employment Agreement with Dr. Rifkin for Cause (as defined in the Employment Agreement) or (B) its Management Services Agreement with Daniel I. Rifkin PC, dated September 10, 2009, pursuant to Section 16 of that agreement or

•	if Dr. Rifkin voluntarily terminates the Employment Agreement,
Releasors jointly and severally agreed to pay to SDC the full amount of the Liquidated Payment. Furthermore, if at any time during the six-month period ending on September 14, 2010
•	the Eastern Entity terminates its Employment Agreement with Dr. Rifkin for “Cause” (as defined in the Employment Agreement) or (B) its Management Services Agreement with Daniel I. Rifkin PC, dated September 10, 2009, pursuant to Section 16 of that agreement or

•	if Dr. Rifkin voluntarily terminates the Employment Agreement,
Releasors jointly and severally agreed to pay to SDC $1,000,000 of the Liquidated Payment. Effectively, Dr. Rifkin must continue in the employ of the Eastern Entity on terms that would not constitute a termination for “Cause” or termination under Section 16 of the Management Services Agreement during the one-year period ending September 14, 2010 to avoid forfeiture and return of all or $1,000,000 of the Liquidated Payment.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On September 15, 2009, our subsidiary, SDC Holdings, LLC, completed the purchase of the issued and outstanding stock of Avastra Eastern Sleep Centers, Inc. (see Item 1.01 Entry into a Material Definitive Agreement, above).
Item 3.02 Unregistered Sales of Equity Securities
On September 15, 2009, we delivered 652,795 shares of our common stock to Avastra Sleep Centres Limited in payment of $1,344,000 of the purchase price of the outstanding stock of Avastra Eastern Sleep Centers, Inc., and 100,000 shares of our common stock to Daniel I. Rifkin, M.D. (see Item 1.01 Entry into a Material Definitive Agreement and Item 2.01 Completion of Acquisition or Disposition of Assets, above). These common stock shares were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in accordance with Regulation D and without payment of any sales commissions or other form of remuneration. The further transferability of these common stock shares is prohibited unless pursuant to an effective registration statement and prospectus or pursuant to an registration exemption available under the Securities Act or the rules and regulations promulgated under the Securities Act.
Item 7.01 Regulation FD Disclosure.
On September 16, 2009, we issued a press release announcing the completion of the acquisition of Avastra Eastern Sleep Centers by SDC Holdings, LLC, one of our wholly-owned subsidiaries.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

In the event we are required to file financial statements related to our acquisition of somniTech, Inc., somniCare, Inc. and Avastra Eastern Sleep Centers, Inc. in accordance with Rule 8-04(b) of Regulation S-X, those financial statements will be filed pursuant to amendment of this Report on or before December 1, 2009.

(b)	Pro Forma Financial Information.

In the event we are required to file pro forma financial statements related to our acquisition of somniTech, Inc., somniCare, Inc. and Avastra Eastern Sleep Centers, Inc. in accordance with Rule 8-05 of Regulation S-X, those pro forma financial statements will be filed pursuant to amendment of this Report on or before December 1, 2009.
(d)	Exhibits.
10.1*	Second Amendment to Stock Sale Agreement dated September 14, 2009 among SDC Holdings, LLC, AvastraUSA, Inc. and Avastra Sleep Centers Limited.

10.2*	Lock-up and Stock Pledge Agreement dated September 14, 2009 among Graymark Healthcare, Inc., SDC Holdings, LLC, AvastraUSA, Inc. and Avastra Sleep Centers Limited.

10.3	Settlement Agreement and Release dated September 14, 2009 among Daniel I. Rifkin, M.D., Graymark Healthcare, Inc., SDC Holdings, LLC, Avastra Sleep Centers Limited, AvastraUSA, Inc.

99.1*	Press Release issued September 16, 2009.

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/S/ STANTON NELSON
Stanton Nelson, Chief Executive Officer

Date: September 18, 2009